United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 3, 2022

Date of Report (Date of earliest event reported)

Model Performance Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun's Group Center, 29th Floor 200 Gloucester Road Wan chai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	MPAC	The Nasdaq Stock Market LLC
Warrants	MPACW	The Nasdaq Stock Market LLC
Units	MPACU	The Nasdaq Stock Market LLC
Rights	MPACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material definitive Agreements.

On November 3, 2022, Model Performance Acquisition Corp., a British Virgin Islands business company (the “Company”), Model Performance Mini Corp., a British Virgin Islands business company  (“Purchaser”), and Prominence Investment Management Ltd. (the “PIPE Investor”) entered into a subscription agreement (“Subscription Agreement”) pursuant to which the PIPE Investor has committed to purchase an aggregate of 1,200,000 Class A Ordinary Shares of the Company (the “PIPE Shares”) from the Company at a price per share of $10.00, for gross proceeds to the Company of $12,000,000 (the “PIPE Investment”). The closing of the PIPE Investment is conditioned upon, among other things, the completed or concurrent consummation of the transactions set forth in the Merger Agreement dated August 6, 2021, as amended on January 6, 2022 and September 29, 2022 by and among the Company, Purchaser, Model Performance Mini Sub Corp,  MultiMetaVerse Inc., a Cayman Islands exempted company (“MMV”), and certain shareholders of MMV (the “Transactions”).

The Company agreed to file a registration statement registering the resale of the PIPE Shares within five business days, or if not feasible as determined by the Purchaser’s counsel, as soon as practicable after consummation of the Transactions.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The PIPE Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among the Company, Purchaser and MMV  and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of the Company and MMV to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of MMV or the Company;  (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of MMV and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Company’s prospectus/proxy statement filed with the SEC and in the Registration Statement on Form F-4 and proxy statement filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Company, Purchaser, MMV, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser has filed with the SEC a Registration Statement on Form F-4 that includes a proxy statement of the Company and that also constitutes a prospectus of Purchaser with respect to the shares to be issued in the proposed transactions (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of the Company as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement/prospectus without charge from the Company and Purchaser. Each of the Company and Purchaser may also file other relevant documents regarding the proposed transactions with the SEC.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Purchaser or Company through the website maintained by the SEC at www.sec.gov or by writing to the Company at The Sun’s Group Center, 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong. INVESTORS AND SECURITY HOLDERS OF COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT COMPANY OR PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PURCHASER, MULTIMETAVERSE AND THE TRANSACTIONS.

Participants in Solicitation

The Company, Purchaser, MMV, certain shareholders of MMV, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of the Company’s ordinary shares in respect of the proposed transactions. Information about the Company’s directors and executive officers and their ownership of the Company’s ordinary shares is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 15, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement/prospectus pertaining to the proposed transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to, and shall not, constitute an offer to sell or buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document Purchaser or Company may file with the SEC or send to the Company’s shareholders in connection with the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement, dated as of November 3, 2022 by and among Model Performance Acquisition Corp. and certain institutional and accredited investor
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2022

MODEL PERFORMANCE ACQUISITION CORP.

By:	/s/ Serena Shie
Name:	Serena Shie
Title:	President and Chief Financial Officer

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